Exhibit 99.2

ROBBINS GELLER RUDMAN

    & DOWD LLP

TRAVIS E. DOWNS III (148274)

JEFFREY D. LIGHT (159515)

JOHN J. RICE (140865)

BENNY C. GOODMAN III (211302)

LAURIE L. LARGENT (153493)

CHRISTOPHER D. STEWART (270448)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (fax)

ROBBINS UMEDA LLP

BRIAN J. ROBBINS (190264)

GEORGE C. AGUILAR (126535)

JAY N. RAZZOUK (2585111)

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: 619/525-3990

619/525-3991 (fax)

Co-Lead Counsel for Plaintiffs

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN DIEGO

LOUIS LOIZIDES, Derivatively on Behalf of MAXWELL TECHNOLOGIES, INC.,	) ) )	Lead Case No. 37-2010-00097953-CU-BT-CTL
Plaintiff,	) )	(Consolidated with Case No. 37-2010-00099308-CU-BT-CTL)
vs.	) ) )	Assigned to: Judge Randa Trapp
DAVID J. SCHRAMM, et al.,	) )	NOTICE OF PROPOSED SETTLEMENT
Defendants,	) )	EXHIBIT A-1
– and –	) ) )	DEPT: C-70 DATE ACTION FILED: August 13, 2010
MAXWELL TECHNOLOGIES, INC., a Delaware corporation,	) ) )
Nominal Defendant.	) )

NOTICE OF PROPOSED SETTLEMENT

TO:	ALL CURRENT RECORD SHAREHOLDERS OF THE COMMON STOCK OF MAXWELL TECHNOLOGIES, INC. (“MAXWELL” OR THE “COMPANY”) AS OF FEBRUARY 9, 2012 (THE “RECORD DATE”) (“CURRENT MAXWELL SHAREHOLDERS”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION (THE “ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD MAXWELL COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above-referenced shareholder derivative lawsuit. This Notice is provided by Order of the California Superior Court for the County of San Diego (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the action styled Louis Loizides v. Schramm, et al., Lead Case No. 37-2010-00097953-CU-BT-CTL (Consolidated with Case No. 37-2010-00099308-CU-BT-CTL). Plaintiffs Louis Loizides and Washtenaw County Employees’ Retirement System (on behalf of themselves and derivatively on behalf of Maxwell) (“Plaintiffs”), individual defendants Robert Guyett, David J. Schramm, José L. Cortes, Jean Lavigne, Mark Rossi, Burkhard Goeschel, Roger Howsmon, Yon Yoon Jorden, George Kreigler III, Sacha Jenny, Edward Caudill, Richard D. Balanson, Tim T. Hart, and Thomas Ringer (“Individual Defendants”), and nominal party Maxwell have agreed upon terms to settle the Action and have signed a written Stipulation of Settlement (“Stipulation”) setting forth those settlement terms.

On April 12, 2012, at 9:00 a.m., in Department C-70, the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine:

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(i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether a final judgment should be entered; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	SUMMARY OF THE ACTION

A.	Initiation of the Action

On August 13, 2010 and August 30, 2010, respectively, Plaintiffs Louis Loizides and Washtenaw County Employees’ Retirement System filed shareholder derivative complaints in the California Superior Court for the County of San Diego: Louis Loizides v. Schramm, et al., Case No. 37-2010-00097953-CU-BT-CTL (the “Loizides Action”) and Washtenaw County Employees’ Retirement System v. Guyett, et al., Case No. 37-2010-00099308-CU-BT-CTL (the “Washtenaw County Action”).

On October 21, 2010, the Court consolidated the Loizides and Washtenaw County shareholder derivative actions, and designated Louis Loizides v. Schramm, et al., Case No. 37-2010-00097953-CU-BT-CTL, as the lead case (together, the “Action”).

On March 24, 2011, Lead Counsel filed Plaintiffs’ Consolidated Shareholder Derivative Complaint for Breach of Fiduciary Duty of Loyalty and Unjust Enrichment (“Consolidated Complaint”). The Consolidated Complaint asserts claims on behalf of Maxwell against its Board of Directors (“Board”) and certain top executives arising from and related to Maxwell’s alleged violations of the Foreign Corrupt Practices Act (“FCPA”) and the Individual Defendants’ alleged failure to cause Maxwell to implement internal controls and systems for compliance with the FCPA. The FCPA requires certain publicly-traded companies like Maxwell to, among other things, implement internal controls and systems designed to detect, deter, and prevent the payment of bribes, kickbacks, and other improper payments to foreign officials to get or retain business. The Consolidated Complaint alleges that the Individual Defendants, by reason of their failure to implement and maintain internal controls and systems at Maxwell to assure compliance with the FCPA, breached their fiduciary duties of loyalty and may be held liable for damages.

On May 6, 2011, Maxwell filed a demurrer to the Consolidated Complaint on the grounds that, under the law of Delaware, Plaintiffs lacked standing to sue because, among other things, they had not adequately alleged that a pre-suit demand on the Board was excused as futile. Maxwell also argued that

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the Consolidated Complaint failed to demonstrate that a majority of the Board faced a substantial likelihood of liability for breach of fiduciary duties under the Delaware Supreme Court’s decision in Stone v. Ritter, 911 A.2d 362 (Del. 2006) (“AmSouth”).

On May 9, 2011, the Individual Defendants also filed a demurrer to the Consolidated Complaint on the grounds that it failed to state any actionable claim for relief for breach of loyalty based on the Individual Defendants’ alleged failure to implement internal controls for compliance with the FCPA. The Individual Defendants also argued that the Consolidated Complaint’s claim for unjust enrichment against the Individual Defendants also failed.

On June 23, 2011, Plaintiffs filed an omnibus opposition to Maxwell and the Individual Defendants’ demurrers. In their opposition, Plaintiffs argued that the particularized factual allegations contained in the Consolidated Complaint stated an actionable claim for breach of fiduciary duty of loyalty against each of the Individual Defendants for failing to cause Maxwell to implement internal controls and systems for compliance with the FCPA. Plaintiffs also argued that, because a majority of the Board faced a substantial likelihood of liability for breach of loyalty, a pre-suit demand upon the Board would have been futile, and therefore, demand was excused as a matter of law. Plaintiffs further argued that the Consolidated Complaint stated an actionable claim for unjust enrichment against each of the Individual Defendants.

On July 22, 2011 and July 25, 2011, respectively, Maxwell and the Individual Defendants filed Replies to Plaintiffs’ opposition.

Thereafter, on August 12, 2011, the Court, the Honorable Randa Trapp presiding, conducted a hearing on Maxwell and the Individual Defendants’ demurrers to the Consolidated Complaint. Following the hearing, and after carefully considering the parties’ respective written submissions and oral argument, the Court issued an order overruling in part and sustaining in part the demurrers. The Court further granted Plaintiffs leave to file an amended complaint.

B.	The Settlement Negotiations

On October 28, 2011, the Settling Parties agreed to suspend the litigation of the Action until December 23, 2011, to enable them to explore mediation and possible resolution of the Action. Towards that end, the Settling Parties scheduled an all-day mediation on December 15, 2011 with the

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Honorable Howard B. Wiener (Ret.), former Justice of the California Court of Appeal. Justice Wiener is an experienced mediator with extensive experience in handling complex representative actions, including shareholder derivative actions.

Prior to the mediation, the Settling Parties engaged in extensive negotiations regarding a potential settlement of the Action. These negotiations included, among other things, lengthy discussions concerning the findings of the internal investigation into Maxwell’s alleged violations of the FCPA, as well as a number of corporate governance reforms designed to improve Maxwell’s internal controls for compliance with the FCPA. In addition, before the mediation, the Settling Parties also engaged in extensive briefing regarding the merits of their respective claims and defenses for Justice Wiener, as well as a pre-mediation information exchange.

On December 15, 2011, the Settling Parties participated in an all-day mediation with Justice Wiener in San Diego, California. The settlement negotiations were hard-fought and, at times contentious. But ultimately, the Settling Parties, with the substantial assistance of Justice Wiener, reached an agreement-in-principle to resolve the Action.

As a result of the Action and the Settlement reflected in the Stipulation, Maxwell will institute significant corporate governance reforms designed to enhance and improve its internal controls and systems to assure compliance with the FCPA and similar anti-corruption laws applicable to its domestic and international operations. The Settling Parties believe that a settlement at this juncture on the terms and on the conditions set forth in the Settlement is fair, reasonable, adequate, and in the best interest of Maxwell and its shareholders.

The Board of Directors of Maxwell, in its business judgment, has approved the Settlement and each of its terms as fair, just and adequate, and in the best interest of Maxwell and its shareholders.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions, and other matters that are part of the Settlement, which are subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at investors.maxwell.com.

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In connection with and conditioned upon the settlement of the Action, Maxwell has agreed to implement and/or maintain the Corporate Governance Measures set forth below. These Corporate Governance Measures constitute the consideration for the Settlement, and Maxwell acknowledges that the pendency and prosecution of the Action were a substantial and material factor in the Company’s decision to implement and/or maintain the Corporate Governance Measures. The Corporate Governance Measures shall be maintained for a minimum of four years from the Effective Date.

1.	FCPA Compliance

(a)	The Board of Directors of Maxwell (the “Board”) shall adopt a Foreign Corrupt Practices Act (“FCPA”) Compliance Program” designed to prevent and detect violations of the FCPA and other applicable anti-corruption laws throughout Maxwell’s global operations. The compliance program shall include the following:

(i)	Improved “tone at the top” – strong, explicit and visible support and commitment from senior management and the Board to the Company’s internal controls, ethics and compliance programs;

(ii)	Clear corporate policy prohibiting bribery and subcontracting kickbacks whereby individuals are accountable, with no materiality or de minimis exceptions; and

(iii)	Provide for the FCPA Compliance Program to be applicable to all directors, officers and employees concerning:

1)	Gifts;

2)	Hospitality, entertainment and expenses;

3)	Customer travel;

4)	Political contributions;

5)	Charitable donations and sponsorships;

6)	Facilitation payments; and

7)	Solicitation and extortion.

(b)	Use of monitoring, prevention and detection in the program, including:

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(i)	Properly documented risk-based due diligence pertaining to hiring of agents and employees responsible for generating or maintaining business in foreign countries;

(ii)	Informing business partners of Maxwell’s commitment to legal compliance and anti-corruption, and of the Company’s FCPA Compliance Program (including monitoring and detection), and seeking reciprocal agreements; and

(iii)	Appropriate and documented due diligence of agents and intermediaries, including prohibition against local government officials recommending, suggesting or identifying agents, vendors, subcontractors and joint venture partners.

(c)	Measures to provide guidance and advice to directors, officers, employees and (where appropriate) business partners on compliance with Maxwell’s FCPA Compliance Program.

(d)	Whistleblower provisions to provide for confidential reporting by, protection of directors, officers, employees, agents, business partners, vendors, subcontractors and/or consultants.

(e)	Mandate employee training and cooperation, including comprehensive explanation of whistleblower provisions.

2.	Internal Controls and Compliance Functions

(a)	The Board shall delegate to the Audit Committee certain internal control and compliance functions.

(i)	The Audit Committee shall have the authority and responsibility acting by majority vote to take all appropriate action, including notifying the Securities and Exchange Commission (“SEC”) if Maxwell fails in any material respect to implement an appropriate response that the Committee has recommended that the Company take; and

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(ii)	The Audit Committee shall have the authority to retain an independent law firm, as well as any independent analytic resources deemed beneficial to the Committee.

(b)	The Board shall establish a new FCPA and Anti-Corruption Compliance department, provided with authority and resources required to assess global operations, to be led by a Chief Compliance Officer. The FCPA and Anti-Corruption Compliance Department and Chief Compliance Officer shall be responsible for overseeing and managing compliance issues within the organization, including:

(i)	Developing and maintaining a rigorous ethics and compliance program applicable to all directors, officers and employees, designed to prevent and detect violations of the FCPA and other applicable anti-corruption laws throughout Maxwell’s global operations;

(ii)	Presenting at the end of each quarter to the Audit Committee a report outlining any irregular payment or credits to the accounts of customers or distributors, and any other internal audit findings, including control weaknesses, related risk exposures, and Maxwell’s progress on remedial actions;

(iii)	Coordinating internal director education seminars to review its anti-corruption compliance standards, procedures and enforcement activities, including related controls, no less than annually and updates or changes to FCPA and other applicable anti-corruption laws;

(iv)	Informing business partners of Maxwell’s commitment to legal compliance and anti-corruption, and of the Company’s ethics and compliance programs (including monitoring and detection), and seeking reciprocal agreements; and

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(v)	Reviewing risks related to FCPA violations, including risks associated with cost-plus contracts, risks associated with sub-contracting kickbacks, and risks associated with doing business abroad.

3.	Testing of Audit and Control Functions

(a)	The Board shall test and strengthen Maxwell’s audit and control function to ensure compliance with laws and regulations by taking the following actions:

(i)	Identify necessary resources needed to effectively manage internal knowledge of existing laws and regulations;

(ii)	Assess risks of non-compliance with laws and regulations, incorporating such risk assessments into audit procedures;

(iii)	Establish measures to prevent and detect bribery and subcontracting kickbacks, including audit techniques to identify high expenditures, low expenditures to the same person or entity that aggregate to a high expenditure, significant cash-only transactions, and undocumented expenditures;

(iv)	Properly document risk-based due diligence pertaining to hiring of agents and employees responsible for generating or maintaining business in foreign countries;

(v)	Coordinate with Chief Compliance Officer to ensure implementation and proper functioning of policies and procedures across global operations; and

(vi)	The Chief Compliance Officer shall have authority, in consultation with the Audit Committee, to retain outside consultants to assist in such functions as necessary.

4.	Executive Compensation Policies

(a)	The Board should implement a strict policy regarding the sale of Maxwell stock by insiders, to eliminate the possibility of future management abuse in this area.

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(b)	The Board shall require the public disclosure of all sales or purchases of Maxwell’s stock by any corporate executive officers or directors within two days of such purchase or sale.

(i)	Using Company stock or options to secure any loan to an executive officer or director shall be considered a “sale” and so disclosed; and

(ii)	This policy shall include a complete prohibition on forward sales, prepaid variable forward contracts, and any similar hedging arrangements.

(c)	The Board shall establish a policy whereby no corporate officer or director shall sell short Maxwell’s stock or engage in any other transaction (including but not limited to puts, calls, straddles, equity swaps or other derivative securities that are directly linked to the Company’s stock) in which the officer or director benefits financially from a decrease in the company’s stock price.

5.	Director Independence Standards

(a)	All directors on the Board, except for the CEO, shall satisfy the applicable legal standards for director independence.

(b)	A majority of the directors on the board will be independent as defined by NASDAQ Rule 5605(a)(2). The Audit, Compensation, and Nominating committees will be comprised entirely of independent directors.

(c)	Each independent director shall:

(i)	Have no personal service contracts with Maxwell or any member of senior management.

(ii)	Not have any significant, extended, or material personal relationship with other members of management or their immediate family members.

(iii)	Not be affiliated with a not-for-profit entity that receives significant contributions from Maxwell.

(iv)	Not be employed by a public company at which an executive officer of Maxwell serves as a director.

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6.	Acquisitions

(a)	Maxwell will ensure that new business entities are only acquired after thorough FCPA and anticorruption due diligence by legal, accounting, and compliance personnel. Where such due diligence is not practicable prior to the acquisition of a new business for reasons beyond Maxwell’s control, or due to any applicable law, rule, or regulation, Maxwell will conduct the above-described FCPA and anticorruption due diligence as promptly as practical subsequent to the acquisition and report to the Chief Compliance Officer any corrupt payments, falsified books and records, or inadequate internal controls.

(b)	Maxwell will ensure that Company’s anticorruption policies and procedures apply as quickly as is practicable, but in any event no less than one year post-closing, to newly-acquired businesses, and shall:

(i)	Train directors, officers, employees, agents, consultants, representatives, distributors, joint venture partners, and relevant employees thereof, who present corruption risk to Maxwell on the anticorruption laws and regulations and Maxwell’s related policies and procedures; and

(ii)	Conduct an FCPA-specific audit of all newly-acquired businesses upon 18 months of acquisition.

The Stipulation provides for the entry of a Judgment dismissing the Action against the Individual Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Plaintiffs in the Action on behalf of Maxwell or by Maxwell, or any of its shareholders, against Maxwell and the Individual Defendants relating to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action. The Stipulation further provides that the entry of the Judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Individual Defendants and Maxwell against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been

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alleged or asserted in any of the pleadings or papers filed in the Action or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Action.

IV.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

Lead Counsel and Maxwell, with the assistance of Justice Wiener, negotiated the attorneys’ fees and expenses that Maxwell has agreed to pay or cause to be paid to Plaintiffs’ Counsel, subject to Court approval. As a result of these negotiations, and in light of the substantial benefits conferred, Maxwell agreed that Plaintiffs’ Counsel be paid $3,000,000 for their fees and expenses (“Fee and Expense Amount”). The Fee and Expense Amount includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Action. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Maxwell shareholders. The Fee and Expense Amount will compensate Plaintiffs’ Counsel for the results achieved in the Action.

V.	REASONS FOR THE SETTLEMENT

Counsel for the Settling Parties believe that the Settlement is in the best interests of the Plaintiffs, Maxwell, and its shareholders.

A.	Why Did Plaintiffs Agree to Settle?

Plaintiffs and their counsel believe that the claims asserted in the Action have merit. However, Plaintiffs and their counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against the Defendants through trial and appeal. Plaintiffs and their counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in a complex action such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiffs and their counsel also are mindful of the inherent problems of proof of, and possible defenses to, the violations asserted in the Action. Based on Plaintiffs’ and their counsel’s understanding of the facts, the Settlement provides an excellent recovery based on the alleged conduct of the Defendants. Based on their evaluation, Plaintiffs and their counsel have determined that the Settlement set forth in the Stipulation is in the best interests of Maxwell and its shareholders.

B.	Why Did the Defendants Agree to Settle?

Defendants have denied and continue to deny each and every one of the claims, contentions, and allegations made against them or that could have been made against them in the Action, and expressly

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deny all charges of wrongdoing or liability against them. Defendants assert that they have satisfied their fiduciary duties at all relevant times, have acted in good faith and in the best interests of Maxwell and its shareholders, have meritorious defenses to Plaintiffs’ claims, and that judgment should be entered dismissing all claims against them with prejudice. Defendants also have denied and continue to deny, inter alia, the allegations that Plaintiffs, Maxwell or its shareholders have suffered damage, or that Plaintiffs, Maxwell or its shareholders were harmed by the conduct alleged in the Action. Defendants have thus entered into the Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

VI.	SETTLEMENT HEARING

On April 12, 2012, at 9:00 a.m., the Court will hold the Settlement Hearing in Department C-70 of the Superior Court of the State of California for the County of San Diego, 330 West Broadway, San Diego, CA 92101. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fee and Expense Amount should be approved, and whether the Action should be dismissed with prejudice pursuant to the Stipulation.

VII.	RIGHT TO ATTEND SETTLEMENT HEARING

Any Maxwell shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. MAXWELL SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

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VIII.	RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1.	Your name, legal address, and telephone number;

2.	Proof of being a Current Maxwell Shareholder as of February 9, 2012;

3.	A statement of the basis of your objection to the Settlement;

4.	Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your objection with the Court); and

5.	Copies of any papers you intend to submit to the Court.

The Court may not consider any objection that does not substantially comply with these requirements.

B.	You Must Timely Deliver Written Objections to the Court, Plaintiffs’ Counsel, and Maxwell

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN MARCH 29, 2012. The Court Clerk’s address is:

Clerk of the Court SUPERIOR COURT OF THE STATE OF CALIFORNIA COUNTY OF SAN DIEGO 330 West Broadway San Diego, CA 92101

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND COUNSEL FOR MAXWELL SO THEY ARE RECEIVED NO LATER THAN MARCH 29, 2012. Counsel’s addresses are:

Counsel for Plaintiffs

Jeffrey D. Light ROBBINS GELLER RUDMAN & DOWD LLP 655 West Broadway, Suite 1900 San Diego, CA 92101

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George C. Aguilar ROBBINS UMEDA LLP 600 B Street, Suite 1900 San Diego, CA 92101

Counsel for Nominal Defendant Maxwell

Caz Hashemi WILSON SONSINI GOODRICH & ROSATI 650 Page Mill Road
Palo Alto, CA 94304

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to Plaintiffs’ Counsel and counsel for Maxwell.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation.

You may inspect the Stipulation and other papers in the Action at the Superior Court of the State of California for the County of San Diego Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the Superior Court of the State of California for the County of San Diego, 330 West Broadway, San Diego, CA 92101. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at investors.maxwell.com.

If you have any questions about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Rick Nelson, Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; or 1-800-350-6003 or in writing Lauren Levi, Robbins Umeda LLP, 601 B Street, Suite 1900, San Diego, CA 92101.

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PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED: February 14, 2012	BY ORDER OF THE COURT SUPERIOR COURT OF CALIFORNIA COUNTY OF SAN DIEGO

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